Inventory	12 Months Ended
Dec. 31, 2023
Inventory [Abstract]
Inventory

7.      Inventory

The Company’s inventory as of December 31, 2023 included consumer packaging inventory and dried cannabis flower finished product at RPK in Portugal with a total carrying amount of $1,286,894 (2022 — $1,057,240). During the year ended December 31, 2023, inventories with a cost of $1,544,169 were recorded as cost of sales (2022 — $566,252).

During the year ended December 31, 2023, the Company assessed the fair value of its biological assets and inventory and recognized a total of $140,088 (2022 — gain of $1,216,129) as a loss on change in fair value of biological assets and inventory in the consolidated statements of loss and comprehensive loss.

Biological assets

Set out below is a reconciliation of the Company’s biological assets as at December 31, 2023 and 2022:

For the years ended December 31,	2023	2022
Balance, beginning of the year	$809,180	$—
Acquisition (note 4)	—	200,457
Gain (loss) on change in fair value of biological assets	(822,942)	580,411
Movement in exchange rate	13,762	28,312
Balance, end of the year	$—	$809,180

At December 31, 2023, there are no cannabis plants in the ground and only the mother plants remained. Hence, there are no biological assets recognized during the year ended December 31, 2023.

Biological assets at December 31, 2022 consisted of approximately 32,337 cannabis plants which are expected to yield approximately 1,068 kilograms of medical cannabis when harvested in March 2023.